Accounts and Bills Receivable, net (Allowance For Doubtful Accounts) (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
Balance at beginning of year	¥ 3,213	$ 494	¥ 747	¥ 825
Bad debt (recovery) expense	(746)	(115)	2,466	(78)
Write-offs	0	0	0	0
Balance at end of year	¥ 2,467	$ 379	¥ 3,213	¥ 747